Investments - Summary of Investments (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Listed
At fair value through OCI (2017: available for sale financial assets)	$ 93.0	$ 99.0
Unlisted
Asanko redeemable preference shares	132.9	0.0
Other	0.1	0.1
Derivative instruments
Warrants	9.3	5.5
Total investments	235.3	$ 104.6
Fair value at acquisition	129.9
Net change in fair value (recognised in OCI)	3.0
Fair value at end of the year	132.9
Par value of the preference shares	$ 165.0
Market-related interest rate	7.85%
Expected redemption period	5 years